UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, STATED.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 11, 2007


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-20022                31-1227808
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  --  Other  Events

Item 8.01  Other  Events.
-------------------------

Pomeroy IT Solutions, Inc. announced that it has been awarded a contract by the State of Alabama, estimated to generate $60 million in revenues over three years. The contract, renewable annually for a total of three years, names
Pomeroy as the only provider of Cisco internetworking and related security products and services, and more than doubles Pomeroy's existing business with the state. The contract will also be available to all K-12 and higher education institutions, and local municipalities. Integration and deployment services will be offered with each sale of IT products. As part of the contract, Pomeroy will also provide extended warranty services, assessments and consulting. The contract was won in conjunction with Cisco, one of Pomeroy's premier internetworking partners.

Item 9.01  Financial  Statements  and  Exhibits.
------------------------------------------------

(d)  Exhibits

99.1 Press release dated June 11, 2007 announcing a three-year contract with the State of Alabama.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             POMEROY IT SOLUTIONS, INC.
                                             --------------------------


Date:   June 13, 2007                        By:  /s/ Kevin G. Gregory
                                                --------------------------------
                                                  Kevin G. Gregory,
                                                  Senior Vice President and
                                                  Chief Financial Officer